SUPPLEMENTAL CASH FLOW INFORMATION - Net Change in Non-Cash Working Capital (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Cash (used for) provided by:
Accounts receivable	$ 13	$ 19
Prepaids	(1)	(1)
Inventory	(7)	6
Accounts payable and accrued liabilities	(52)	28
Increase (decrease) in working capital	(47)	52
Cash interest and income taxes comprise:
Cash interest paid	34	34
Cash interest received	(2)	(4)
Cash taxes paid	70	126
Cash taxes received	$ (28)	$ (9)